SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 22, 1999

                   PARTICIPATING INCOME PROPERTIES 1986, L.P.
                                       and
                     FFCA INVESTOR SERVICES CORPORATION 86-B
  -----------------------------------------------------------------------------
  (Exact name of Co-Registrants as Specified in Their Organizational Documents)

      Delaware                      0-16720                    86-0570015
---------------------         ------------------       -------------------------
 (Partnership State              (Partnership                (Partnership IRS
   of organization)             Commission File         Employer Identification
                                    Number)                      Number)

      Delaware                      0-16721                    86-0557949
---------------------         ------------------       -------------------------
(Corporation State              (Corporation                (Corporation IRS
 of incorporation)             Commission File          Employer Identification
                                    Number)                      Number)

     THE PERIMETER CENTER, 17207 NORTH PERIMETER DRIVE, SCOTTSDALE, AZ 85255
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (602) 585-4500

                                      NONE
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On March 22, 1999,  Participating  Income  Properties  1986,  L.P. (the
"Registrant") closed a transaction with certain special purpose companies affiliated with Flying J Inc. (collectively the "Buyer"), whereby the Buyer acquired from the Registrant all of the Registrant's right, title and interest in nine travel plaza properties located in Arizona, Idaho, Iowa, Missouri, Montana, and Wyoming, for an aggregate cash payment to the Registrant of $45,508,869. The lessee, Alsaker Corporation (together with the Buyer the "Buyers"), of a tenth travel plaza located in Ellensburg, Washington, is exercising its right to purchase the travel plaza for a purchase price of $3,025,347 and is scheduled to close in April, 1999. The security holders of the Registrant (the "Investors") approved these transactions by written consent without a meeting on October 26, 1998. The Buyers are not affiliated with the Registrant or its general partner, FFCA Management Company Limited Partnership, a Delaware limited partnership (the "General Partner"). The net cash proceeds received from the Buyer are being held in U.S. government securities pending distribution to Investors. The sale of the travel plazas represents the disposition of substantially all of the Registrant's assets and the Registrant has no further liability in connection with any of the travel plazas. The General Partner has begun the process of winding down the affairs of the Registrant, which includes liquidation and distribution of assets to the Investors in accordance with the Registrant's limited partnership agreement. The liquidation of the Registrant is expected to be completed in 1999.

         As part of the purchase of the travel plazas, a portion of the aggregate sales price may at the General Partner's discretion be deposited in trust (the "Trust Fund") with a bank. The Trust Fund, including interest income, would be available to satisfy claims made directly or indirectly arising from the liquidation, dissolution and winding up of the affairs of the Registrant during a period of up to 36 months following the liquidation date. If, at the end of such period, no claims have been made or if final decisions have been rendered for all disputed claims, the remaining balance of the Trust Fund will be disbursed to the Investors.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

         10.01 Purchase Agreement dated as of September 4, 1998, between FFCA/PIP 1986 Property Company and CFJ Plaza Company III LLC.

         10.02 Purchase Agreement dated as of September 4, 1998, between FFCA/PIP 1986 Property Company and FJI Plaza Company LLC.

         10.03 Purchase  Agreement  dated  as  of  September  4,  1998,  between
               FFCA/PIP 1986 Property Company and Flying J Real Estate Enterprises Inc., including the First Amendment thereto dated as of March 22, 1999.

         10.04 Purchase Agreement dated as of September 4, 1998, between FFCA/PIP 1986 Property Company and CFJ Plaza Company II LLC.

         10.05 Purchase Agreement dated as of September 4, 1998, between FFCA/PIP 1986 Property Company and CFJ Plaza Company I LLC.

         10.06 Extension Agreement dated March 22, 1999.

         10.07 Assignment of purchase agreement dated as of March 22, 1999, between Flying J Real Estate Enterprises Inc. and FJI Plaza Company LLC.

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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                      PARTICIPATING INCOME PROPERTIES 1986, L.P.

                                      By: FFCA MANAGEMENT COMPANY LIMITED
                                          PARTNERSHIP, General Partner


                                          By: PERIMETER CENTER MANAGEMENT
                                              COMPANY, Corporate General Partner

Date  April 6, 1999                           By:  /s/ John Barravecchia
                                                   -----------------------------
                                                   John Barravecchia,
                                                   Executive Vice President,
                                                   Chief Financial Officer,
                                                   Treasurer and Assistant
                                                   Secretary

                                      FFCA INVESTOR SERVICES CORPORATION 86-B

Date  April 6, 1999                By:  /s/ John Barravecchia
                                           -------------------------------------
                                            John Barravecchia,
                                            President, Secretary and
                                            Treasurer